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                                                                    EXHIBIT 10.2

                        SUPERCONDUCTOR TECHNOLOGIES INC.

                             STOCK PURCHASE WARRANT

          THE WARRANT EVIDENCED HEREBY AND THE SHARES OF STOCK ISSUABLE
            UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
          OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM
            REGISTRATION IS AVAILABLE UNDER SUCH ACT OR THE RULES OR
                       REGULATIONS PROMULGATED THEREUNDER

Expiration Date: June 25, 2008                                  Series H No. ___

                               WARRANT TO PURCHASE
                               ___________________
                             SHARES OF COMMON STOCK
                               AS DESCRIBED HEREIN

         This certifies that, for value received,______________________________, or its successors and assigns ("Holder"), is entitled to purchase from Superconductor Technologies Inc., a Delaware corporation (the "Company"), up to and including ____________ fully paid and non-assessable shares (the "Number of Shares") of the common stock, par value $0.001 per share, of the Company (the "Common Stock") on the terms set forth herein at an exercise price of Two Dollar(s) and Ninety Cents ($2.90) per share (the "Purchase Price"). The Number of Shares and the Purchase Price may be adjusted from time to time as described in this Warrant.

         1.       Exercise.

                  1.1 Time for Exercise. This Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing one hundred eighty-one (181) days from the date of this Warrant and expiring on June 25, 2008, the fifth (5th) anniversary of the Closing Date.

                  1.2 Manner of Exercise. This Warrant shall be exercised by delivering the attached exercise form duly completed and signed, specifying
(i) the number of shares as to which the Warrant is being exercised at that time (the "Exercise Number"), and (ii) cash or a certified check in an amount equal to the Exercise Number multiplied by the Purchase Price, and the Holder shall be entitled to receive the full Exercise Number of shares of Common Stock. The Holder hereof shall use its reasonable efforts to deliver simultaneously with, or as soon as practicable after, the delivery of the attached exercise form and cash or certified check (i) this Warrant or (ii) an affidavit that such Warrant has been lost, stolen or destroyed.

                  1.3 Effect of Exercise. Promptly (but in any case within two business days) after any exercise, the Company shall deliver to the Holder
(i) duly executed certificates in the

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name or names specified in the exercise notice representing the aggregate number of shares issuable upon such exercise, and (ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the balance of the Number of Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date the actions required in Section 1.2 shall have been completed or, if on that date the stock transfer books of the Company are closed, as of the next business day on which the stock transfer books of the Company are open. The Company shall, upon request of the Holder, use its best efforts to deliver shares issuable upon exercise of this Warrant (the "Warrant Shares") electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions

                  1.4      Net Issue Exercise.

                  1.4.1 In lieu of exercising this Warrant in the manner provided above in Section 1.2, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the exercise form appended hereto duly executed by such Holder or such Holder's duly authorized attorney, in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                              X = Y(A - B)
                                  --------
                                      A

              Where: X = The number of shares of Common Stock to be issued to the Holder.

                         Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

                         A = The fair market value of one share of Common Stock (at the date of such calculation).

                         B = The Purchase Price (as adjusted to the date of such calculation).

                  1.4.2 For purposes of this Section 1.4, the fair market value of one share of Common Stock on the date of calculation shall mean:

                           (A)      if the Company's Common Stock is traded on a
securities exchange or The Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a thirty (30) day period ending three days before the date of calculation; or

                           (B)      if the Company's Common Stock is actively
traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or

                           (C)      if (A) and (B) are not applicable, the fair
market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee, director or affiliate) for shares of Common Stock sold by the Company, from authorized but unissued shares, as agreed by the Company and the Holder, unless the Company is at such time subject to an acquisition as described in Section
4.2 below, in which case the fair market value per share of Common Stock shall be deemed to be

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the value of the consideration per share received by the holders of such stock pursuant to such acquisition.

                  1.5 Obligations Absolute and Unconditional. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.

         2.       Transfer of Warrants and Stock.

                  2.1 Transfer Restrictions. Except as provided in the Registration Rights Agreement dated the date hereof, the sale or re-sale of this Warrant and the Common Stock issuable upon exercise of this Warrant has not been and is not being registered under the Securities Act of 1933, as amended ("Securities Act"), or any applicable state securities laws. Neither this Warrant nor the securities issuable upon its exercise may be sold, transferred except with respect to affiliates, pledged unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act and any applicable state securities laws. The Company shall place a legend to that effect on this Warrant, any replacement Warrant and each certificate representing shares issuable upon exercise of this Warrant.

                  2.2 Manner of Transfer. Upon delivery of this Warrant to the Company with the attached assignment form duly completed and signed, the Company will promptly (but in any case within five business days) execute and deliver to each transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (i) of the transferee(s) to purchase the Number of Shares specified for each in the assignment forms, and (ii) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the Number of Shares of the original Warrant (such number to be adjusted as provided in Section 4). The Company may decline to proceed with any partial transfer if any new Warrant would represent the right to purchase fewer than one hundred shares of Common Stock (such number to be adjusted as provided in Section 4). If this Warrant is properly assigned in compliance with this Section 2, it may be exercised by an assignee without having a new Warrant issued.

                  2.3 Loss, Destruction of Warrant Certificates. Upon receipt of (i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company (the original Holder's or any other institutional Holder's indemnity agreed to be satisfactory), the Company will promptly (but in any case within five business days) execute and deliver a replacement Warrant of like tenor representing the right to purchase the same Number of Shares.

         3. Cost of Issuances. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a

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result of (i) any issuance of stock certificates in any name other than the name of the Holder upon exercise of the Warrant or (ii) any transfer of the Warrant. The Company shall not be required to issue or deliver any stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

         4. Anti-Dilution Provisions. If any of the following events occur at any time hereafter during the life of this Warrant, then the Purchase Price and the Number of Shares immediately prior to such event shall be changed as described in order to prevent dilution:

                  4.1 Stock Splits, Dividends and Reverse Splits. If at any time the outstanding shares of Common Stock are subdivided into a greater number of shares, or if additional shares are issued as a dividend on such Common Stock, then the Purchase Price will be reduced proportionately and the Number of Shares will be increased proportionately. Conversely, if at any time the outstanding shares of Common Stock are consolidated into a smaller number of shares, then the Purchase Price will be increased proportionately and the Number of Shares will be reduced proportionately.

                  4.2 Effect of Merger, Reorganization and Asset Sales. If any (i) reorganization or reclassification of the Common Stock, (ii) consolidation or merger of the Company with or into another corporation, (iii) sale of all or substantially all of its operating assets to another corporation, or (iv) sale of the Company substantially as a going concern followed by a liquidation of the Company (any such occurrence shall be an "Event"), is effected in such a way that holders of Common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, then upon exercise of this Warrant the Holder will have the right to receive the shares of stock, securities or assets which they would have received if this Warrant had been fully exercised as of the record date for such Event. The Company will not effect any Event unless prior to or simultaneously with its consummation the successor corporation resulting from the consolidation or merger (if other than the Company), or the corporation purchasing the Company's assets or acquiring the Company's stock, assumes the performance of the Company's obligations under this Warrant (as appropriately adjusted to reflect such consolidation, merger or sale such that the Holder's rights under this Warrant are, as nearly as practicable, as set forth in the first sentence of this Section 4.2 but otherwise, unchanged) by a binding written instrument.

                  4.3 Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by Section 4.1 hereof), (iii) rights or warrants to subscribe for or purchase any security of the Company, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Company shall give the Holder the notice specified in Section 4.4.2.

                  4.4      Notices.

                           4.4.1    Notice of Adjustments. When any adjustment
is required to be made under this Section 4, the Company shall promptly (i) determine such adjustments, (ii) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the adjustment; and (iii) cause a copy of such statement, together with any agreement required by Section 4.2, to be mailed to the Holder within 10 days after the date on which the circumstances giving rise to such adjustment occurred.

                           4.4.2    Notice of Events. If at any time (i) the
Company declares any dividends on the Common Stock, (ii) any Event is expected to occur, or (iii) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall

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give the Holder at least thirty (30) but not more than ninety (90) days written notice of the date on which the books of the Company will close or upon which a record will be taken with regard to such occurrence. Such notice will also specify the date as of which the holders of the Common Stock will participate in the dividend or will be entitled to exchange their shares for securities or other property. The notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote or determination of shareholders or of any governmental agency.

                  4.5 Computations and Adjustments. Upon each computation of an adjustment under this Section 4, the Purchase Price shall be computed to the next lowest cent and the Number of Shares shall be calculated to the next highest whole share. However, the fractional amount shall be used in calculating any future adjustments. No fractional shares of Common Stock shall be issued in connection with the exercise of this Warrant, but the Company shall, in the case of the final exercise under this Warrant, make a cash payment for any fractional shares based on the closing price on the date of exercise of a share of Common Stock on the principal exchange or system on which the Common Stock is listed or traded (the "Principal Exchange") (or, if not then listed or traded thereon, the mean of the closing bid and asked prices on an automated quotation system, or, if such quotations are not available, such value (determined without discount for illiquidity or minority status) as may be determined in good faith by the Company's Board of Directors, which determination shall be conclusively binding on the parties). Notwithstanding any changes in the Purchase Price or the Number of Shares, this Warrant, and any Warrants issued in replacement or upon transfer thereof, may continue to state the initial Purchase Price and the initial Number of Shares. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for the additional shares of Common Stock purchasable hereunder or, upon surrender of the existing Warrant, to issue a replacement Warrant evidencing the aggregate Number of Shares to which the Holder is entitled after such adjustments.

                  4.6 Exercise Before Payment Date. In the event that this Warrant is exercised after the record date for any event requiring an adjustment, but prior to the actual event, the Company may elect to defer issuing to the Holder any payment or additional securities required by such adjustment until the actual event occurs; provided, however, that the Company shall deliver a "due bill" or other appropriate instrument to the Holder transferable to the same extent as the Common Stock issuable on exercise evidencing the Holder's right to receive such additional payment or securities upon the occurrence of the event requiring such adjustment.

         5.       Covenants. The Company agrees that:

                  5.1 Reservation of Stock. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities (and, if applicable, property) to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose;

                  5.2 No Liens, etc. All securities that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges or authorized for trading on any automated systems on which that class of securities is listed or authorized for trading;

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                  5.3      No Diminution of Value. The Company will not take any
action to terminate this Warrant or to diminish it in value;

                  5.4 Furnish Information. The Company will promptly deliver to the Holder copies of all financial statements, reports, proxy statements and other information which the Company shall have sent to its shareholders generally; and

                  5.5 Stock and Warrant Transfer Books. Except upon dissolution, liquidation or winding up or for ordinary holidays and weekends, the Company will not at any time close its stock or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

         6.       Redemption.

                  6.1 If, at any time after the date which is thirty (30) months following the effective date of the Company's registration statement registering the Common Stock issuable upon exercise of the Warrants and provided all of the shares of Common Stock issuable hereunder either (i) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which is available for sales of such shares of Common Stock or
(ii) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement), then upon thirty (30) days prior written notice (the "Notice Period") to the Warrantholder, the Warrants may be redeemed, at the option of the Company, at $0.10 per Warrant provided the market price of the Common Stock shall exceed Eight Dollar(s) ($8.00). Market price for the purpose of this
Section 6.1 shall mean the average closing bid price of the Common Stock for ten
(10) consecutive trading days as reported by the Principal Exchange. All Warrants must be redeemed if any are redeemed.

                  6.2 In case the Company shall exercise its right to redeem, it shall mail a notice of redemption to Holders of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at their last address. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

                  6.3 The notice of redemption shall specify the redemption price, date fixed for redemption, the place where the Warrant shall be delivered and the redemption price shall be paid, and that the right to exercise the Warrant shall terminate at 5:00 P.M. (Pacific time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date.

                  6.4 Any right to exercise a Warrant shall terminate at 5:00 P.M. (Pacific time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the redemption price of $0.10 per Warrant.

         7.       General Provisions.

                  7.1 Complete Agreement; Modifications. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the parties.

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                  7.2      Notices. Any notices required or permitted to be
given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           Superconductor Technologies Inc.
                           460 Ward Drive
                           Santa Barbara, California 93111-2310
                           Attention: President and Chief Executive Officer
                           Facsimile: (805) 683-9496
                           Telephone: (805) 690-4500

                  With copy to:

                           Guth|Christopher LLP
                           10866 Wilshire Boulevard
                           Suite 1250
                           Los Angeles, California 90024
                           Attention: Daniel G. Christopher, Esq.
                           Facsimile: (310) 470-8354
                           Telephone: (310) 474-8809

         If to a Holder: To the address set forth immediately next to such Holder's name on the signature pages to the Securities Purchase Agreement.

         Each party shall provide notice to the other party of any change in address.

                  7.3 No Third-Party Benefits; Successors and Assigns. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. The Holder may assign its rights and obligations under this Warrant to any third party if done so in compliance with the requirements of Section 2. The Company may only assign its rights and obligations of this Warrant in connection with a merger, consolidation or sale of substantially all of its operating assets to the extent expressly permitted by, and in compliance with all of the requirements of, Section 4.2.

                  7.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware (without regard to principles of conflict of laws). Both parties irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in Delaware with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Purchaser further agrees that service of process upon a party mailed

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by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  7.5 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder
(i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

                  7.6 Severability. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of June 25, 2003.

                                   SUPERCONDUCTOR TECHNOLOGIES INC.

                                   By:__________________________________________

                                   Name: M. Peter Thomas

                                   Title: President and Chief Executive Officer

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                                 ASSIGNMENT FORM

                    (To Be Executed Upon Transfer of Warrant)

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers to the transferee named below the rights to purchase ___ of the Number of Shares under this Warrant, together with all rights, title and interest therein. The rights to purchase the remaining Number of Shares shall remain the property of the undersigned. This includes a transfer of the registration rights.

                                               [NAME OF HOLDER]

Dated:____________                             By:______________________________
                                                         Signature

                                               Name:____________________________
                                                           (Please Print)

                                               Title:___________________________

                                               Address:_________________________

                                                       _________________________

                                                       _________________________

                                               Employer Identification Number,
                                               Social Security Number or other
                                               identifying number:______________

TRANSFEREE:

Name:_____________________________________
                (Please Print)

Address:__________________________________

        __________________________________

        __________________________________

Employer Identification Number,
Social Security Number or other
identifying number:_______________________

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                                  EXERCISE FORM

                    (To Be Executed Upon Exercise of Warrant)

         The undersigned hereby exercises the Warrant with regard to _____________ shares of Common Stock and herewith [makes payment of the purchase price in full] [OR] [requests that the Company exchange the Warrant for shares of Common Stock as provided in Section 1.4 of the Warrant]. The undersigned requests that the certificate(s) for such shares and the Warrant for the unexercised portion of this Warrant be issued to the Holder.

                                               [NAME OF HOLDER]

Dated:____________                             By:______________________________
                                                         Signature
______
                                               Name:____________________________
                                                           (Please Print)

                                               Title:___________________________

                                               Address:_________________________

                                                       _________________________

                                                       _________________________

                                               Employer Identification Number,
                                               Social Security Number or other
                                               identifying number:______________

TRANSFEREE:

Name:_____________________________________
                (Please Print)

Address:__________________________________

        __________________________________

        __________________________________

Employer Identification Number,
Social Security Number or other
identifying number:_______________________

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